KRANESHARES TRUST

KFA Value Line® Dynamic Core Equity Index ETF (the “Fund”)

Supplement dated September 28, 2021 to the currently effective Statutory Prospectus and Statement of Additional Information as each may be supplemented, for the Fund.

This supplement provides new and additional information beyond that contained in the currently effective Statutory Prospectus and Statement of Additional Information, dated August 1, 2021.

Effective immediately, the following changes are made to the Statutory Prospectus and Statement of Additional Information for the Fund:

1.	The following sentence is added (a) after the second sentence in the paragraph in the “Shareholder Information - Dividends and Distributions” section of the Statutory Prospectus and (b) after the second sentence in the first paragraph of the “Dividends and Distributions” section in the Statement of Additional Information:

In addition, KFA Value Line® Dynamic Core Equity Index ETF typically distributes any net investment income quarterly.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.